UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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COMSCORE, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! COMSCORE, INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET COMSCORE, INC. 11950 DEMOCRACY DR., SUITE 600 RESTON, VA 20190 D51052-P56802 You invested in COMSCORE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting to be held on June 10, 2021. Get informed before you vote View the Notice, Proxy Statement and Form 10-K online OR request a free paper or email copy of the material(s) before May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Annual Meeting* Point your camera here and June 10, 2021 11:00 AM, EDT vote without entering a control number Carr Workplaces 1818 Library Street, Suite 500 Reston, Virginia 20190 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items The Board Recommends 1. Election of Directors: Nominees: 01) Irwin Gotlieb For 02) William Livek 03) Brent Rosenthal 2. The approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers For 3. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting For firm for the fiscal year ending December 31, 2021 Note: In their discretion, the proxies may vote on such other matters as may properly come before the meeting or may otherwise be allowed to be considered at the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com/20564W, be sure to click “Sign up for E-delivery”.